EXHIBIT 99.1

                            eLEC Communications Corp.
                                 543 Main Street
                          New Rochelle, New York 10801




                                                April 21, 2003



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



                  Re:      eLEC Communications Corp.
                           Quarterly Report on Form 10-QSB for
                           the fiscal quarter ended February 28, 2003
                           ------------------------------------------


Ladies and Gentlemen:

     Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                            Very truly yours,

                                            eLEC Communications Corp.

                                            By: /s/ Paul Riss
                                            -----------------------------------
                                            Name: Paul Riss
                                            Title:Chief Executive Officer